Exhibit 99.2/A-2

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

FOR

LAPOLLA INDUSTRIES, INC.
(F/K/A IFT CORPORATION AND SUBSIDIARIES)

AND

THE LAPOLLA SUBSIDIARY
(F/K/A LAPOLLA INDUSTRIES, INC.)

LAPOLLA INDUSTRIES, INC.
(F/K/A IFT CORPORATION AND SUBSIDIARIES)
AND
THE LAPOLLA SUBSIDIARY
(F/K/A LAPOLLA INDUSTRIES, INC.)
INDEX TO UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION

Page

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION	PF/A-2-1

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS	PF/A-2-2

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS	PF/A-2-3

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION	PF/A-2-4

i

LAPOLLA INDUSTRIES, INC.
(F/K/A IFT CORPORATION AND SUBSIDIARIES)
AND
THE LAPOLLA SUBSIDIARY
(F/K/A LAPOLLA INDUSTRIES, INC.)
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On January 25, 2005, LaPolla Industries, Inc. (f/k/a IFT Corporation and subsidiaries), a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement with the LaPolla Subsidiary (f/k/a LaPolla Industries, Inc.), a privately held Arizona corporation and Billi Jo Hagan, Trustee of the Billi Jo Hagan Trust dated October 6, 2003, wherein the Company agreed to pay $2 Million in cash and shares in exchange for 100% of the issued and outstanding capital stock of the LaPolla Subsidiary. On February 11, 2005, the parties entered into an Amendment to Stock Purchase Agreement and Closing Statement to close the transaction. The acquisition of the LaPolla Subsidiary was accounted for using the purchase method of accounting. The LaPolla Subsidiary is located in Tempe, Arizona and has 10 employees. The LaPolla Subsidiary has provided quality products and roofing solutions to contractors, building owners and design professionals in the Southwestern United States for over 20 years.

The following unaudited pro forma consolidated balance sheets are based on the historical financial statements of the Company as of December 31, 2004 and the LaPolla Subsidiary as of October 31, 2004, after giving effect to the Company’s acquisition of the LaPolla Subsidiary, and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements, as if it occurred on December 31, 2004.

The unaudited pro forma consolidated statements of operations of the Company and the LaPolla Subsidiary for the years ended December 31, 2004 and October 31, 2004, respectively, are presented as if the acquisition had taken place on January 1, 2004.

The column headed "LaPolla Subsidiary" in the unaudited pro forma statement of operations gives effect to the revenues and expenses of the acquisition for the periods being reported, and was not included in our historical financial statements.

The pro forma financial data are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma financial statements, and the actual recording of the transactions could differ. The unaudited pro forma financial data are not intended to represent or be indicative of the consolidated results of operations or financial position of the Company that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations of the Company.

The unaudited pro forma financial data have been included as required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only. The unaudited pro forma financial data presented are based upon the historical consolidated financial statements of the Company and the LaPolla Subsidiary and should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in its annual reports on Form 10-K and quarterly reports on Form 10-Q, as may be amended from time to time.

PF/A-2-1

LAPOLLA INDUSTRIES, INC.
(F/K/A IFT CORPORATION AND SUBSIDIARIES)
AND
THE LAPOLLA SUBSIIDIARY
(F/K/A LAPOLLA INDUSTRIES, INC.)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

			Pro Forma Adjustments
	Company December 31, 2004	LaPolla Subsidiary October 31, 2004	Net Assets Not Acquired		Acquisition Funding/ Adjustments		Pro Forma Consolidated
ASSETS
Current Assets
Cash	$24,465	$—	$—		$—		$24,465
Accounts Receivable, Net	691,926	1,334,326	—		—		2,026,252
Inventories	267,995	294,415	—		—		562,410
Deferred Tax Benefit	—	60,000	—		(60,000)	(E)	—
Prepaid Expenses and Other Current Assets	41,053	25,353	—		—		66,406
Current Portion of Assets of Discontinued Operations	438	—	—		—		438
Total Current Assets	1,025,877	1,714,094	—		(60,000)		2,679,971

Property, Plant and Equipment
Land	—	92,169	(92,169)	(A)	—		—
Building and Improvements	—	424,719	(424,719)	(A)	—		—
Plant and Equipment	595,852	171,394	(48,581)	(A)	—		718,665
Less: Accumulated Depreciation	(308,068)	(149,600)	64,429	(A)	—		(393,239)
Net Property, Plant and Equipment	287,784	538,682	(501,040)		—		325,426

Other Assets
Intangibles	—	—	—		207,706	(C)	207,706
Acquisition Goodwill	774,000	—	—		1,102,530	(C)	1,876,530
Deposits and Other Non Current Assets	56,471	—	—		—		56,471
Total Other Assets	830,471	—	—		1,310,236		2,140,707

Total Assets	$2,144,132	$2,252,776	$(501,040)		$1,250,236		$5,146,104

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities
Accounts Payable	$1,126,847	$832,517	$—		$—		$1,959,364
Accrued Expenses and Other Current Liabilities	471,008	144,822	—		—		615,830
Bank Overdraft	—	84,633	—		—		84,633
Lines of Credit	219,152	—	—		—		219,152
Loans Payable - Related Parties	5,670,000	244,989	(244,989)	(A)	2,000,000		7,670,000
Current Portion of Long Term Debt	24,582	511,225	(511,225)	(A)			24,582
Current Portion of Liabilities from Discontinued Operations	1,220,485	—	—		—		1,220,485
Total Current Liabilities	8,732,074	1,818,186	(756,214)		2,000,000		11,794,046

Other Liabilities
Non Current Portion of Long Term Debt	14,243	—	—		—		14,243
Non Current Portion of Liabilities from Discontinued Operations	525,000	—	—		—		525,000
Reserve for Litigation	15,000	—	—		—		15,000
Total Other Liabilities	554,243	—	—		—		554,243

Total Liabilities	9,286,317	1,818,186	(756,214)		2,000,000		12,348,289

Stockholders’ Equity (Deficit)
Preferred Stock, $1.00 Par Value:
Series A Convertible	55,035	—	—		—		55,035
Common Stock, $.01 Par Value	320,144	91,563	—		(91,563)	(D)	320,144
Additional Paid-In Capital	53,625,390	—	255,174	(A)	(315,174)	(D)(E)	53,565,390
Accumulated Earnings (Deficit)	(61,142,754)	343,027	—		(343,027)	(D)	(61,142,754)
Total Stockholders' Equity (Deficit)	(7,142,185)	434,590	255,174		(749,764)	_____	(7,202,185)

Total Liabilities and Stockholders' Equity	$2,144,132	$2,252,776	$(501,040)		$1,250,236		$5,146,104

The accompanying notes are an integral part of the financial statements.

PF/A-2-2

LAPOLLA INDUSTRIES, INC.
(F/K/A IFT CORPORATION AND SUBSIDIARIES)
AND
THE LAPOLLA SUBSIIDIARY
(F/K/A LAPOLLA INDUSTRIES, INC.)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Company Year Ending December 31, 2004	LaPolla Subsidiary Year Ending October 31, 2004	Pro Forma Expenses		Pro Forma Income (Loss)
Revenue	$2,564,163	$7,797,765	$—		$10,361,928

Cost of Sales	2,091,931	6,667,172	—		8,759,103

Gross Profit	472,232	1,130,593	—		1,602,825

Operating Expenses	2,707,495	1,379,514	113,967	(G)(I)	4,200,976

Net (Loss) before Other Income (Expense) and Provision for Income Taxes	(2,235,263)	(248,921)	(113,967)		(2,598,151)
				_____
Other Income (Expense)
Customer Finance Charges	—	107,445	—		107,445
Interest Income	—	1,157	—		1,157
Interest (Expense)	(391,912)	(33,831)	(180,000)	(F)	(605,743)
Total Other Income (Expense)	(391,912)	74,771	(180,000)		(497,141)

Net Income (Loss) before Provision for Income Taxes	(2,627,175)	(174,150)	(293,967)		(3,095,292)

Provision (Benefit) for Income Taxes	—	(60,000)	60,000	(H)	—

Net Income (Loss) - Continuing Operations	$(2,627,175)	$(114,150)	$(353,967)		$(3,095,292)

Net (Loss) Per Share-Basic and Diluted-Continuing Operations	$(0.091)				$(0.107)

Weighted Average Shares Outstanding	28,866,604				28,866,604

The accompanying notes are an integral part of the financial statements.

PF/A-2-3

LAPOLLA INDUSTRIES, INC.
(F/K/A IFT CORPORATION AND SUBSIDIARIES)
AND
THE LAPOLLA SUBSIIDIARY
(F/K/A LAPOLLA INDUSTRIES, INC.)
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On February 11, 2005, the Company completed the acquisition of the LaPolla Subsidiary. Under the terms of the agreement, the purchase price paid at closing for the LaPolla Subsidiary was $2 Million in cash and a nominal number of shares of restricted common stock. The acquisition was accounted for using the purchase method of accounting. The acquisition was a strategic opportunity for the Company to become an industry leader in the roof coating industry. The transaction was funded through borrowings from our Chairman of the Board.

Assumptions underlying the pro forma adjustments necessary to present this pro forma information are described in notes herein. Discontinued operations and the related (loss) per share data have been excluded from the presentation of the unaudited pro forma consolidated statements of operations pursuant to applicable law.

The following pro forma adjustments are included in the unaudited pro forma consolidated balance sheets:

A.	Assets and liabilities retained by shareholder, not transferred.

B.	$2 Million loan from related party, at 9% per annum, to purchase the LaPolla Subsidiary.

C.	The estimated purchase price and preliminary adjustments to the value of the LaPolla Subsidiary, as a result of the acquisition, are as follows:

Estimated Value of Cash and Common Stock Issued	$2,000,000
Value of Net Assets Acquired (*)	(689,764)
Customer List	(69,235)
Product Formulation	(138,471)
Total Estimated Goodwill	$1,102,530

(*) For the net current and fixed assets acquired, the book value approximated fair market value at acquisition.

D.	Acquisition equity eliminations.

E.	Elimination of deferred tax benefit of acquired company.

The following pro forma adjustments are included in the unaudited pro forma consolidated statement of operations:

F.	Interest on $2,000,000 acquisition debt at 9%.

G.	New annual rent expense $100,692, net of depreciation of $9,803 on assets not acquired.

H.	Elimination of deferred tax benefit of acquired company.

I.	Annual amortization of customer list ($13,847 for 5 years) and product formulation ($9,231 for 15 years)

 PF/A-2-4